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                                                                    EXHIBIT 32.2

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the Form 10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated: November 10, 2004



                                                   /s/ Allen F. Grum
                                       ----------------------------------------
                                       Allen F. Grum, President of Rand Capital
                                                      Corporation
                                       (equivalent of chief executive officer of
                                               Rand Capital SBIC, L.P.)

  Dated: November 10, 2004



                                               /s/ Daniel P. Penberthy
                                       ----------------------------------------
                                       Daniel P. Penberthy, Treasurer of Rand
                                                 Capital Corporation
                                      (equivalent of chief financial officer of
                                              Rand Capital SBIC, L.P.)